SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 17, 2002

                        American Hospital Resources, Inc.
                        ----------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                       0-32195                  87-0319410
           ------                    -----------              --------------
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


                                1912 W. Bay Crest
                              Santa Ana, CA  92704


       Registrant's telephone number, including area code: (714) 444-0223


                          New Horizon Education, Inc.
        (Former name or former address, if changed since last report.)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     The Company has entered into an Agreement and Plan of Reorganization with American Hospital Resources, Inc., ("AHR") whereby the Company will acquire AHR by exchanging 3,196,873 common shares of the Company for 1,500 common shares of AHR which represents all of the outstanding shares of AHR stock. AHR will become a wholly owned subsidiary of the Company. The agreement further provides that AHR may purchase 12,867,400 shares held by the majority stockholder, Phase One, LLC for $130,000. The agreement was amended in May 2002 to provide a pro-rata release of the exchange and purchased shares based on performance. This agreement was approved by the shareholders of the Company effective June 17, 2002.

DESCRIPTION  OF  THE  BUSINESS

     AHR is a Delaware Corporation providing several services to acute care hospitals. These services include crisis management and financial re-structuring. AHR also acquires and operates pharmacy outsourcing and materials management service companies. AHR is currently focused on a high-growth strategy based on the continuous leveraged acquisition of profitable pharmacy outsourcing and materials management companies.

     These pharmacy outsourcing and materials management companies can provide pharmacy management services and pharmaceutical supplies to acute care hospitals and long-term care facilities such as nursing homes and hospices. The pharmacy management services and pharmaceutical supplies as well as the materials management services and supplies provided by these companies to client hospital and long-term care facilities are done so pursuant to the terms of "pass-through" and "cost plus" contracts.

     The Company believes that by consolidating several similar pharmacy outsourcing and materials management consulting companies it can create a major national business. This consolidation strategy should lead to substantial increases in its buying power within the pharmaceutical and materials management industries, produce enhanced operating and administrative efficiencies, and provide a significant concentration of manpower that can lead directly to staffing flexibility not currently available to these companies when operating independently.

     The outsourcing of various clinical and non-clinical health care services has become an effective tool for several small and medium-sized health care providers and it is a growing trend throughout the medical services industry. VHA Inc., the national health care alliance of acute care hospitals, recently released the results of a survey of over 150 executives of member VHA acute care hospitals. In the survey, these executives indicated that their respective average outsourcing budgets would increase by 30% in 2003, indicating a growing health care trend to utilize third-party services by small and independent hospitals wherever possible.

     As an industry, outsourcing clinical and non-clinical services is both an efficient and cost effective alternative for smaller health care operators. With the increased scrutiny commanded by accreditation and licensing authorities, stand alone operators often lack the financial and manpower resources necessary to effectively and safely maintain the clinical standards now required to remain in business. The Company believes this trend will continue and will provide additional opportunities for business acquisitions as well as for organic growth within each of the regions of its targeted acquisitions.

ITEM  5.  OTHER  EVENTS.

     Effective June 17, 2002, shareholders approved an amendment to the Articles of Incorporation to authorize a class of 10,000,000 shares of preferred stock, no par value. Management of the Company believes changing the capital structure of the corporation will provide the Company broader discretion in acquiring potential business opportunities.

     Also effective June 17, 2002, the shareholders approved a name change of the Company to American Hospital Resources, Inc.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  Financial  Statements  of  Businesses  Acquired.

          Independent  Auditors'  Report

          Balance  Sheet,  December  31,  2001
          Statements  of  Operations  for  the  years  ended
          December  31,  2001  and  2000  and  from  inception
          on  August  27,  1999  through  December  31,  2001

          Statement  of  Stockholders'  Equity  (Deficit),  from
          inception  on  August  27,  1999  through  December  31,  2001

          Statements  of  Cash  Flows  for  the  years  ended
          December  31,  2001  and  2000  and  from  inception
          on  August  27,  1999  through  December  31,  2001

          Notes  to  Financial  Statements


(b)  Pro  Forma  Financial  Information.

          Pro  Forma  Condensed  Combined  Financial  Statements

          Pro  Forma  Condensed  Combined  Balance  Sheet,  December  31,  2001

          Pro  Forma  Condensed  Combined  Statement  of
          Operations  for  the  year  ended  December  31,  2001

          Pro  Forma  Condensed  Combined  Statement  of
          Operations  for  the  three  months  ended  March  31,  2002

          Notes  to  Pro  forma  Condensed  Combined  Financial  Statements

(c)  Exhibits.


SEC  reference    Description                                           Location
Number

2.0               Agreement  and  Plan  of Reorganization               Attached
2.1               Amendment to Agreement and Plan of Reorganization     Attached


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AMERICAN  HOSPITAL  RESOURCES,  INC.

                                By:  /s/  Christopher Wheeler
                               -------------------------------


                                    Christopher  Wheeler
                                    President


                                     Date:   July  3, 2002

                          INDEPENDENT AUDITORS' REPORT



Board  of  Directors
AMERICAN  HOSPITAL  RESOURCES,  INC.
Santa  Ana,  California


We have audited the accompanying balance sheet of American Hospital Resources, Inc. [a development stage company] at December 31, 2001, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2001 and 2000 and for the period from inception on August 27, 1999 through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of American Hospital Resources, Inc. [a development stage company] as of December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000 and for the period from inception on August 27, 1999 through December 31, 2001, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has incurred losses since its inception, has current liabilities in excess of current assets and has no on-going operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in
Note 5. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


/s/  Pritchett,  Siler  &  Hardy,  P.C.
----------------------------------------

PRITCHETT,  SILER  &  HARDY,  P.C.

May  8,  2002
Salt  Lake  City,  Utah



AMERICAN  HOSPITAL  RESOURCES,  INC.
                          [A Development Stage Company]

                                  BALANCE SHEET

                                     ASSETS




                                                          December 31,
                                                              2001
                                                         --------------

CURRENT ASSETS:
  Cash. . . . . . . . . . . . . . . . . . . . . . . . .  $           -
                                                         --------------
    Total Current Assets. . . . . . . . . . . . . . . .              -
                                                         --------------
                                                         $           -
                                                         ==============


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Advances from a shareholder . . . . . . . . . . . . .  $         580
                                                         --------------
      Total Current Liabilities . . . . . . . . . . . .            580
                                                         --------------

STOCKHOLDERS' EQUITY (DEFICIT):
  Common stock, no par value, 1,500 shares authorized,
    1,130 shares issued and outstanding . . . . . . . .          1,130
  Deficit accumulated during the development stage. . .         (1,710)
                                                         --------------
    Total Stockholders' Equity (Deficit). . . . . . . .           (580)
                                                         --------------
                                                         $           -
                                                         ==============



    The accompanying notes are an integral part of this financial statement.



                        AMERICAN HOSPITAL RESOURCES, INC.
                          [A Development Stage Company]

                            STATEMENTS OF OPERATIONS


                                            For the                From Inception
                                          Years Ended              on August 27,
                                          December 31,             1999 Through
                               --------------------------------    December 31,
                                    2001             2000           2001
                              --------------  -----------------   ---------------
REVENUE . . . . . . . . . . .  $           -   $              -   $            -

OPERATING EXPENSES:
  General and administrative.            515                135            1,710
                               --------------   ---------------   ---------------

LOSS BEFORE INCOME TAXES. . .           (515)              (135)          (1,710)

CURRENT INCOME TAX EXPENSE. .              -                  -                -

DEFERRED INCOME TAX EXPENSE .              -                  -                -
                               --------------   ---------------   ---------------

NET (LOSS). . . . . . . . . .  $        (515)  $           (135)         $(1,710)
                               --------------   ---------------   ---------------

LOSS PER COMMON SHARE . . . .  $        (.66)  $           (.18)         $ (2.25)
                               ==============  =================  ===============

   The accompanying notes are an integral part of these financial statements.



                              AMERICAN  HOSPITAL  RESOURCES,  INC.
                                  [A Development Stage Company]

                           STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                                FROM INCEPTION ON AUGUST 27, 1999

                                    THROUGH DECEMBER 31, 2001

                                                                                 Deficit
                                                                                 Accumulated
                                                        Common  Stock            During  the
                                                   -------------------------     Development
                                                      Shares     Amount          Stage
                                                   -----------  ---------------  ---------------
BALANCE, August 27, 1999 . . . . . . . . . . . . .           -  $             -  $            -

Issuance of common stock for services rendered
  valued at $750 or $1.00 per share, August 1999 .         750              750               -

Net loss for the period ended December 31, 1999. .           -                -          (1,060)
                                                      --------  ---------------  ---------------
BALANCE, December 31, 1999 . . . . . . . . . . . .         750              750          (1,060)

Net loss for the year ended December 31, 2000. . .  -        -             (135)
                                                      --------  ---------------  ---------------
BALANCE, December 31, 2000 . . . . . . . . . . . .         750              750          (1,195)

Issuance of common stock for services rendered
  valued at $380 or $1.00 per share, December 2001         380              380               -

Net loss for the year ended December 31, 2001. . .  -        -             (515)
                                                      --------  ---------------  ---------------

BALANCE, December 31, 2001 . . . . . . . . . . . .       1,130  $         1,130  $       (1,710)
                                                      ========  ===============  ===============


    The accompanying notes are an integral part of this financial statement.


                              AMERICAN HOSPITAL RESOURCES, INC.
                                 [A Development Stage Company]

                                   STATEMENTS OF CASH FLOWS

                                                              For the                 From Inception
                                                            Years Ended               on August 27,
                                                             December 31,             1999 Through
                                                 ----------------------------------   December 31,
                                                      2001               2000           2001
                                                ---------------  ------------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss. . . . . . . . . . . . . . . . . . .  $         (515)  $            (135)  $      (1,710)
  Adjustments to reconcile net loss to net cash
    used by operating activities:
    Non-cash expenses paid with stock . . . . .             380                   -           1,130
    Changes in assets and liabilities . . . . .               -                   -               -
                                                ---------------  ------------------   --------------

      Net Cash (Used) by Operating Activities .            (135)               (135)           (580)
                                                ---------------  ------------------   --------------

CASH FLOWS FROM INVESTING ACTIVITIES. . . . . .               -                   -               -
                                                ---------------  ------------------   --------------
    Net Cash Provided (Used) by Investing
      Activities. . . . . . . . . . . . . . . .               -                   -               -
                                                ---------------  ------------------   --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Advances from a shareholder . . . . . . . . .             135                 135             580
                                                ---------------  ------------------   --------------

      Net Cash Provided by Financing Activities             135                 135             580
                                                ---------------  ------------------   --------------

NET INCREASE (DECREASE) IN CASH . . . . . . . .               -                   -               -

CASH AT BEGINNING OF PERIOD . . . . . . . . . .               -                   -               -
                                                ---------------  ------------------   --------------

CASH AT END OF PERIOD . . . . . . . . . . . . .  $            -   $               -   $           -
                                                ===============  ===================  ==============



SUPPLEMENTAL  DISCLOSURES  OF  CASH  FLOW  INFORMATION:

Cash paid during the year for:
    Interest . . . . . . . . .  $     -  $     -  $     -
    Income taxes . . . . . . .  $     -  $     -  $     -

SUPPLEMENTAL  SCHEDULE  OF  NONCASH  INVESTING  AND  FINANCIAL  ACTIVITIES:

     For the period from inception on August 27, 1999 through December 31, 2001:

          In December 2001, the Company issued 380 shares of common stock to consultants for services rendered valued at $380, or $1.00 per share.

          In August 1999, in connection with its organization, the Company issued 750 shares of common stock for services rendered valued at $750, or $1.00 per share.


   The accompanying notes are an integral part of these financial statements.

                        AMERICAN HOSPITAL RESOURCES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     ORGANIZATION - American Hospital Resources, Inc. ("the Company") was organized under the laws of the State of Delaware on August 27, 1999 as Frozen Enterprises, Inc. On January 31, 2002, the Company changed its name to American Hospital Resources, Inc [See Note 7]. The Company is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

     LOSS PER SHARE - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share" [See Note 6].


     CASH AND CASH EQUIVALENTS - For purposes of the statement of cash flows, the Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

     ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

     RECENTLY ENACTED ACCOUNTING STANDARDS - Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations", SFAS No. 142, "Goodwill and Other Intangible Assets", SFAS No. 143, "Accounting for Asset Retirement Obligations", and SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", were recently issued. SFAS No. 141, 142, 143 and 144 have no current applicability to the Company or their effect on the financial statements would not have been significant.

NOTE  2  -  COMMON  STOCK

     In December 2001, the Company issued 380 shares of common stock to consultants for services rendered valued at $380, or $1.00 per share.

     In August 1999, in connection with its organization, the Company issued 750 shares of common stock for services rendered valued at $750, or $1.00 per share.

NOTE  3  -  RELATED  PARTY  TRANSACTIONS

     ADVANCE - An officer/shareholder of the Company has advanced $580 to the Company on a non-interest bearing basis.

                        AMERICAN HOSPITAL RESOURCES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  3  -  RELATED  PARTY  TRANSACTIONS  [CONTINUED]

     MANAGEMENT COMPENSATION - The Company did not pay any compensation to its officers and directors during 2001 and 2000. During 1999, the Company issued 750 shares of common stock to an officer for services rendered in connection with the organization of the Company valued at $750, or $1.00 per share.

     RENT - The Company has not had a need to rent office space. An officer/shareholder of the Company is allowing the Company to use his address, as needed, at no expense to the Company.

NOTE  4  -  INCOME  TAXES

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax and any available operating loss or tax credit carryforwards. At December 31, 2001, the Company has available unused operating loss carryforwards of approximately $1,700, which may be applied against future taxable income and which expire in various years through 2021. The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earning of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carryforwards, the Company has established a valuation allowance equal to the tax effect of the loss carryforwards and, therefore, no deferred tax asset has been recognized for the loss carryforwards. The net deferred tax assets are approximately, $250 and $175 at December 31, 2001 and 2000, respectively, with an offsetting valuation allowance of the same amount resulting in a change in the valuation allowance of approximately $75 during the year ended December 31, 2001.

NOTE  5  -  GOING  CONCERN

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has incurred losses since its inception, has current liabilities in excess of current assets and has no on-going operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of its common stock. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                        AMERICAN HOSPITAL RESOURCES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  6  -  LOSS  PER  SHARE

     The following data shows the amounts used in computing loss per share for the periods presented:




                                                         For  the                 From  Inception
                                                       Years  Ended               on  August  27,
                                                       December  31,              1999  Through
                                              ---------------------------------   December  31,
                                                   2001               2000           2001
                                              ---------------  ----------------   ---------------
  Loss from continuing operations available
  to common shareholders (numerator) . . . .  $         (515)  $          (135)    $      (1,710)
                                              ---------------  ----------------   ---------------

  Weighted average number of common
  shares outstanding used in loss per
  share for the period (denominator) . . . .             776                 750             761
                                              ================   ===============  ===============

     Dilutive loss per share was not presented, as the Company had no common stock equivalent shares for all periods presented that would affect the computation of diluted loss per share.

NOTE  7  -  SUBSEQUENT  EVENTS

     STOCK ISSUANCE - On January 31, 2002, the Company issued 370 shares of common stock to an individual for cash of $370, or $1.00 per share.

     NAME CHANGE - On February 16, 2002, the Company changed its name from Frozen Enterprises, Inc. to American Hospital Resources, Inc.

     AGREEMENT AND PLAN OF REORGANIZATION - On April 3, 2002, the Company signed an agreement and plan of reorganization with Phase One, LLC and New Horizon Education, Inc. ("NHE"). Shareholders of the Company will receive 3,196,873 shares of NHE common stock for the 1,500 outstanding shares of the Company's common stock. The Company will become a wholly-owned subsidiary of NHE as a result of the agreement. The agreement is subject to several terms and conditions and final consummation of the agreement is not guaranteed. In connection with the agreement, the Company and NHE entered into a three-year consulting agreement with Corporate Dynamics, Inc. NHE will pay $5,000 per month for consulting services. In connection with the agreement, the Company and NHE entered into a three-year finder agreement with Corporate Dynamics, Inc. NHE will pay 5% of the first $3,000,000, 4% of the next $3,000,000, 3% of the next $3,000,000, and 2% of any additional funding provided through Corporate Dynamics, Inc.

     LETTER  OF  INTENT  TO  PURCHASE  - On April 20, 2002, the Company signed a letter of intent to purchase all the assets of PHI HealthCare Management, Inc., a California corporation currently operating under Chapter 11 bankruptcy protection. The Company has proposed to pay $350,000, sign a $400,000 3-year 6% note payable and assume $350,000 in liabilities. The Company would also deposit $5,000 to open an escrow account. The letter outlines several terms and conditions and finalization of a purchase agreement is not guaranteed.

                           NEW HORIZON EDUCATION, INC.
                      AND AMERICAN HOSPITAL RESOURCES, INC.

                PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]




The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of New Horizon Education, Inc. (a Utah corporation) ("PARENT") as of December 31, 2001 and the balance sheet of American Hospital Resources, Inc. (a Delaware corporation) ("SUBSIDIARY") as of December 31, 2001, accounting for the transaction as a purchase of SUBSIDIARY with the issuance of shares of the PARENT for all the issued and outstanding shares of the SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the beginning of the period. The transaction was not completed as of December 31, 2001.

The following unaudited proforma condensed combined statement of operations combine the results of operations of PARENT and SUBSIDIARY for the year ended December 31, 2001 as if the transaction had occurred as January 1, 2001.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.



                                           NEW  HORIZON  EDUCATION,  INC.
                                     AND  AMERICAN  HOSPITAL  RESOURCES,  INC.

                                  PROFORMA  CONDENSED  COMBINED  BALANCE  SHEET

                                               DECEMBER  31,  2001

                                                   ASSETS

                                                 [Unaudited]

                                                                  American
                                                New  Horizon      Hospital
                                                Education,  Inc.  Resources, Inc.    Proforma
                                               December 31, 2001  December 31, 2001  Increase       Proforma
                                                   [Parent]       [Subsidiary]       (Decrease)     Combined
                                               --------------    ------------------  ------------  ---------------
ASSETS:
  Cash . . . . . . . . . . . . . . . . . . . .  80          $       -           [B]       130,000   $      130,080

  Goodwill . . . . . . . . . . . . . . . . . .              -                    -   [A]   32,549           32,549
                                               --------------    ------------------  ------------  ---------------

                                                $          80    $               -   $    162,549   $      162,629
                                               --------------    ------------------  ------------  ---------------


                                   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES:
  Accounts payable . . . . . . . . . . . . . .  $      11,086    $             580   $          -   $       11,666
  Accrued expenses . . . . . . . . . . . . . .            948                    -              -              948
  Related party payable. . . . . . . . . . . .         22,500                    -              -           22,500
  Note payable . . . . . . . . . . . . . . . .         20,000                    -              -           20,000
                                               --------------    ------------------  ------------  ---------------

    Total Liabilities. . . . . . . . . . . . .         54,534                  580              -           55,114
                                               --------------    ------------------  ------------  ---------------

STOCKHOLDERS' EQUITY (DEFICIT):
                                                                                     [A]   31,969
                                                                                     [A]   (1,130)
  Common stock . . . . . . . . . . . . . . . .      7,284,483                1,130   [B]  130,000        7,446,452
  Contributed capital. . . . . . . . . . . . .         53,519                    -              -           53,519
  Retained earnings (deficit). . . . . . . . .     (7,054,134)                   -              -       (7,054,134)
  Deficit accumulated during
    the development stage. . . . . . . . . . .       (338,322)              (1,710)  [A]    1,710         (338,322)
                                               --------------    ------------------  ------------  ----------------

    Total Stockholders' Equity (Deficit) . . .        (54,454)                (580)       162,549          107,515
                                               --------------    ------------------  ------------  ----------------

                                                $          80    $               -   $    162,549  $       162,629
                                               --------------    ------------------  ------------  ----------------

         See Notes To Unaudited Proforma Condensed Financial Statements.



                          NEW HORIZON EDUCATION, INC.
                      AND AMERICAN HOSPITAL RESOURCES, INC.


                 PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                 [Unaudited]


                                    New  Horizon     American  Hospital
                                    Education, Inc.  Resources,  Inc.
                                    For  the  Year   For  the  Year
                                    Ended  December  Ended  December    Proforma
                                    31,  2001        31,  2001          Increase       Proforma
                                    [Parent]         [Subsidiary]       (Decrease)     Combined
                                    --------------   ----------------  -------------  -------------
REVENUE. . . . . . . . . . . . . .  $            -    $             -   $          -   $         -
EXPENSES:
  General and administrative . . .         57,727                 515              -        58,242
                                    --------------   ----------------  -------------  -------------

  Total expenses . . . . . . . . .         57,727                 515              -        58,242
                                    --------------   ----------------  -------------  -------------

(LOSS) FROM OPERATIONS . . . . . .        (57,727)              (515)              -       (58,242)
                                    --------------   ----------------  -------------  -------------

OTHER (EXPENSE). . . . . . . . . .           (948)                 -               -          (948)
                                    --------------   ----------------  -------------  -------------

(LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES . . .        (58,675)              (515)              -       (59,190)

PROVISION FOR INCOME TAXES . . . .              -                  -               -             -
                                    --------------   ----------------  -------------  -------------

NET (LOSS) . . . . . . . . . . . .  $     (58,675)  $        (515)     $           -  $    (59,190)
                                    --------------   ----------------  -------------  -------------

BASIC NET (LOSS) PER COMMON SHARE.                                                    $       (.00)
                                                                                      -------------

         See Notes To Unaudited Proforma Condensed Financial Statements.


                          NEW HORIZON EDUCATION, INC.
                      AND AMERICAN HOSPITAL RESOURCES, INC.


              PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                 [Unaudited]


                                    New  Horizon      American Hospital
                                    Education, Inc.   Resources, Inc.
                                    For the Three     For the Three
                                    Months  Ended     Months Ended      Proforma
                                    March  31,  2002  March  31,  2002  Increase     Proforma
                                    [Parent]          [Subsidiary]      (Decrease)   Combined
                                    ----------------  ----------------  -----------  ------------
REVENUE                             $              -  $              -  $         -  $          -
EXPENSES:
  General and administrative . . .            87,928               185            -        88,113
                                    ----------------  ----------------  -----------  ------------

  Total expenses . . . . . . . . .            87,928               185            -        88,113
                                    ----------------  ----------------  -----------  ------------

(LOSS) FROM OPERATIONS . . . . . .          (87,928)             (185)            -      (88,113)
                                    ----------------  ----------------  -----------  ------------

OTHER (EXPENSE). . . . . . . . . .             (596)                 -            -         (596)
                                    ----------------  ----------------  -----------  ------------

(LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES . . .          (88,524)             (185)            -      (88,709)

PROVISION FOR INCOME TAXES . . . .                -                 -             -             -
                                    ----------------  ----------------  -----------  ------------

NET (LOSS) . . . . . . . . . . . .  $     (88,524)  $            (185)  $         -  $    (88,709)
                                    ----------------  ----------------  -----------  ------------

BASIC NET (LOSS) PER COMMON SHARE.                                                   $      (.00)
                                                                                     ------------


         See Notes To Unaudited Proforma Condensed Financial Statements.

24

                           NEW HORIZON EDUCATION, INC.
                      AND AMERICAN HOSPITAL RESOURCES, INC.


            NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                  [Unaudited]

NOTE  1  -  NEW  HORIZON  EDUCATION,  INC.

     New Horizon Education, Inc. ["PARENT"] was organized under the laws of the State of Utah on May 9, 1972. On December 31, 1997, the Company sold its wholly owned subsidiary. The Company is considered to have re-entered the development stage as of January 1, 1998. The Company currently has no on-going operations and is considered a development stage company as defined by SFAS No. 7. The Company has been seeking potential business ventures.

NOTE  2  -  AMERICAN  HOSPITAL  RESOURCES,  INC.

     American Hospital Resources, Inc. ["SUBSIDIARY"], a Delaware corporation, was incorporated on August 27, 1999. The Company has not commenced planned principal operations and is considered a development stage company as defined in SFAS No. 7. The Company is planning to engage in the business of hospital management in California.

NOTE  3  -  PROFORMA  ADJUSTMENTS

     During April 2002, PARENT entered in a stock purchase agreement to acquire 100% of SUBSIDIARY through the issuance of 3,196,873 shares of restricted common stock in a transaction wherein SUBSIDIARY became a wholly owned subsidiary of PARENT. Concurrent with the acquisition of SUBSIDIARY, PARENT issued 13,000,000 shares of common stock to Phase One, LLC (a Utah limited liability company) for $130,000. Effective control of the PARENT was passed to Phase One, LLC.

     Proforma adjustments on the attached financial statements include the following:

     [A] To record the Purchase of SUBSIDIARY by PARENT through the issuance of 3,196,873 shares of common stock valued at $.01 per share including the elimination of equity accounts of subsidiary in consolidation and the recording of goodwill.

     [B] To reflect the sale of 13,000,000 shares of common stock to Phase One, LLC, a Utah limited liability company, in exchange for $130,000

NOTE  4  -  PROFORMA  (LOSS)  PER  SHARE

     The proforma (loss) per share is computed based on (19,853,736 for the year ended December 31, 2001 and 19,330,000 for the three months ended March 31,
     2002) the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.